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First Capital, Inc.
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[LETTERHEAD OF FIRST CAPITAL, INC.]

April 7, 2011

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of First Capital, Inc. We will hold the meeting at the main office of First Harrison Bank, 220 Federal Drive, N.W., Corydon, Indiana, on Wednesday, May 18, 2011, at 12:00 noon, local time.

The notice of annual meeting and the proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we also will report on the operations of the Company. Directors and officers of the Company, as well as a representative of Monroe Shine & Co., Inc., the Company’s independent registered public accounting firm, will be present to respond to appropriate questions of shareholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to vote via the Internet or telephone or by returning a completed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

/s/ J. Gordon Pendleton	/s/ William W. Harrod

J. Gordon Pendleton	William W. Harrod
Chairman of the Board	President and Chief Executive Officer

FIRST CAPITAL, INC.

220 Federal Drive, N.W.

Corydon, Indiana 47112

(812) 738-2198

NOTICE OF 2011 ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE	12:00 noon, local time, on Wednesday, May 18, 2011

PLACE	First Harrison Bank
220 Federal Drive, N.W.
Corydon, Indiana 47112

ITEMS OF BUSINESS	(1) The election of three directors to serve for a term of three years;

(2) The ratification of the selection of Monroe Shine & Co., Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2011; and

(3) The transaction of such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

RECORD DATE	In order to vote, you must have been a shareholder at the close of business on March 31, 2011.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet, by telephone or by completing and returning the proxy card or voting instruction card sent to you. Voting instructions are printed on the proxy card. A printed proxy card for the annual meeting and a self-addressed, postage pre-paid envelope will be mailed to all shareholders of record on or about April 18, 2011. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Joel E. Voyles

Joel E. Voyles
Corporate Secretary

Corydon, Indiana

April 7, 2011

FIRST CAPITAL, INC.

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of First Capital, Inc. for the 2011 annual meeting of shareholders and for any adjournment or postponement of the annual meeting. In this proxy statement, we may also refer to First Capital, Inc. as “First Capital,” the “Company,” “we,” “our” or “us.”

First Capital is the holding company for First Harrison Bank. In this proxy statement, we may also refer to First Harrison Bank as “First Harrison” or the “Bank.”

We will hold the annual meeting at the Bank’s main office, 220 Federal Drive, N.W., Corydon, Indiana, on Wednesday, May 18, 2011, at 12:00 noon, local time.

We intend to provide access to this proxy statement and a proxy card to shareholders of record beginning on or about April 7, 2011.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 18, 2011

This Proxy Statement is available at http://cfpproxy.com/4684. Also available on this website is the Company’s 2010 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, which includes the Company’s audited consolidated financial statements.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your shares of First Capital common stock if the records of the Company show that you held your shares as of the close of business on March 31, 2011. As of the close of business on March 31, 2011, a total of 2,787,271 shares of First Capital common stock were outstanding. Each share of common stock has one vote.

The Company’s Articles of Incorporation provide that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to the shares held in excess of the 10% limit.

Ownership of Shares; Attending the Meeting

You may own your shares of common stock of First Capital in one or more of the following ways:

•	Directly in your name as shareholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name”; or

•	Indirectly through the First Harrison Bank Employee Stock Ownership Plan (the “ESOP”) and Trust.

If your shares are registered directly in your name, you are the holder of record of those shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us to vote at the annual meeting or you may vote in person at the annual meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage account statement or a letter from your bank or broker are examples of proof of ownership. If you want to vote your shares of First Capital common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other holder who is the record holder of your shares.

Participants in the ESOP may direct the ESOP trustees how to vote the shares allocated to their accounts. See “Participants in the ESOP” below.

Quorum and Vote Required

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Votes Required for Proposals. At this year’s annual meeting, shareholders will elect three directors to each serve for a term of three years. In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the largest number of votes cast will be elected up to the maximum number of directors to be elected at the annual meeting. The maximum number of directors to be elected at the annual meeting is three.

In voting on the proposal to ratify the appointment of Monroe Shine & Co., Inc. as the independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To be approved, this proposal requires the affirmative vote of a majority of the votes cast at the annual meeting.

Effect of Not Casting Your Vote. If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors. In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank or broker was allowed to vote those shares on your behalf in the election of directors as they deemed appropriate.

Your bank or broker is unable to vote your uninstructed shares in the election of directors on a discretionary basis. Therefore, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, no votes will be cast on your behalf. These are referred to as “broker non-votes.” Your bank or broker, however, will continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm. If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes on the proposal to ratify the selection of the independent registered public accounting firm, we will not count abstentions and broker non-votes as votes cast on the proposal. Therefore, abstentions and broker non-votes will have no effect on the outcome of the proposal.

Voting by Proxy

The Board of Directors of First Capital is sending you this proxy statement for the purpose of requesting that you allow your shares of First Capital common stock to be represented at the annual meeting by the designated proxies named by the Board of Directors. All shares of First Capital common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

The Board of Directors recommends a vote:

•	“FOR” each of the nominees for director; and

•	“FOR” the ratification of Monroe Shine & Co., Inc. as the Company’s independent registered public accounting firm.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment as to how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your First Capital common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

You may revoke your proxy at any time before the vote is taken at the annual meeting. To revoke your proxy, you must either advise the Company’s Corporate Secretary in writing before your shares have been voted at the annual meeting, deliver valid proxy instructions with a later date, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Instead of voting by mailing a proxy card, registered shareholders can vote their shares of Company common stock via the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate shareholders’ identities, allow shareholders cast their vote and confirm that their vote has been recorded properly. Specific instructions for Internet and telephone voting are set forth on the proxy card. The deadline for voting via the Internet or by telephone is 3:00 a.m., local time, on Wednesday, May 18, 2011.

Participants in the ESOP

If you participate in the ESOP, you will receive a voting instruction form for all shares you may vote under the plan. Under the terms of the ESOP, the ESOP trustees vote all shares held by the ESOP, but each participant in the ESOP may direct the trustees how to vote the shares of Company common stock allocated to his or her account. The ESOP trustees, subject to the exercise of their fiduciary duties, will vote all unallocated shares of common stock held by the ESOP and all allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustees have received valid voting instructions. The deadline for returning your voting instructions to the ESOP trustees is May 11, 2011.

CORPORATE GOVERNANCE

General

The Company periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency and fully complies with the laws, rules and regulations that govern the Company’s operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

Director Independence

The Company’s Board of Directors currently consists of fourteen members. All of the directors are independent under the listing standards of the Nasdaq Stock Market, Inc., except for Samuel E. Uhl, Gerald L. Uhl, Mark D. Shireman, Michael L. Shireman and William W. Harrod. In determining the independence of its directors, the Board of Directors considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading “Other Information Relating to Directors and Executive Officers—Transactions With Related Persons,” including loans or lines of credit that the Bank has, directly or indirectly, made to Directors Buschemeyer, Ernstberger, Harrod, Huber, Pendleton, Saulman, Michael Shireman, Samuel Uhl and Gerald Uhl.

Board Leadership Structure and Board’s Role in Risk Oversight

J. Gordon Pendleton, who is independent under the listing requirements of the Nasdaq Stock Market, Inc., currently serves as Chairman of the Company’s Board of Directors. The Board of Directors has not renominated Mr. Pendleton for election as a director of the Company upon the expiration of his term at this year’s annual meeting of shareholders because he exceeds the director age limitation set forth in the Company’s bylaws. Effective upon the expiration of Mr. Pendleton’s term as director at the annual meeting, Gerald L. Uhl will serve as Chairman of the Board of Directors. Gerald L. Uhl is the brother of Samuel E. Uhl, the President and Chief Executive Officer of the Bank and the Chief Operating Officer of the Company, and, therefore, is not independent under the listing standards of the Nasdaq Stock Market, Inc.

The Company’s Board of Directors endorses the view that one of its primary functions is to protect shareholders’ interests by providing independent oversight of management, including the Chief Executive Officer. However, the Board does not believe that mandating a particular structure, such as requiring that the Chairman of the Board be independent under the listing standards of the Nasdaq Stock Market, Inc., is necessary to achieve effective oversight. The Chairman of the Board has no greater nor lesser vote on matters considered by the Board than any other director, and the Chairman does not vote on any related party transaction. All directors of the Company, including the Chairman, are bound by fiduciary obligations, imposed by law, to serve the best interests of the shareholders. Accordingly, appointing a director who is not independent under the listing standards of the Nasdaq Stock Market, Inc. as Chairman of the Board will not enhance or diminish the fiduciary duties of any director of the Company.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. The Company faces a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of the risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk management oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Toward this end, the Chairman of the Board meets regularly with management to discuss strategy and the risks facing the Company. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Committees of the Board of Directors

The following table identifies our standing committees and their members. The members of the Audit, Compensation and Nominating Committees are each independent in accordance with the relevant listing standards of the Nasdaq Stock Market, Inc. The charters of the Audit Committee, Nominating Committee and Compensation Committee are available in the Investor Relations section of the Bank’s website (www.firstharrison.com).

Director	Executive Committee	Audit Committee	Compensation Committee	Nominating Committee
John W. Buschemeyer				X
Christopher L. Byrd		X
Kathryn W. Ernstberger			X*	X*
William W. Harrod	X
Dennis L. Huber			X
Pamela G. Kraft			X
William I. Orwick, Sr.		X*		X
J. Gordon Pendleton	X*	X
Kenneth R. Saulman			X	X
Michael L. Shireman	X
Mark D. Shireman
Samuel E. Uhl	X
Gerald L. Uhl	X
Carolyn E. Wallace		X
Number of Meetings in 2010	1	9	6	2

*	Denotes Chairperson

Executive Committee. The Executive Committee evaluates issues of major importance to the Company between regularly scheduled Board meetings. The Executive Committee acts on issues delegated to it by the Board of Directors.

Audit Committee. The Board of Directors has a separately-designated standing Audit Committee established in accordance with the Securities Exchange Act of 1934, as amended. The Audit Committee meets periodically with the Company’s independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters. The Board of Directors has determined that William I. Orwick and Carolyn E. Wallace are “audit committee financial experts” under the rules of the Securities and Exchange Commission. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Report of the Audit Committee.”

Compensation Committee. The Compensation Committee approves the compensation objectives for the Company and the Bank and establishes the compensation for the Chief Executive Officer and Chief Operating Officer. The Compensation Committee reviews all compensation components for the Company’s Chief Executive Officer, Chief Operating Officer and other highly compensated executive officers’ compensation including base salary, annual incentives, short-term incentives, benefits and other perquisites. In addition to reviewing competitive market values, the Compensation Committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the executives’ total compensation package. Decisions by the Compensation Committee with respect to the compensation of the Chief Executive Officer and Chief Operating Officer are approved by the full Board of Directors. The Compensation Committee also assists the Board of Directors in evaluating potential candidates for executive positions.

Nominating Committee. The Nominating Committee annually selects the Board’s nominees for election as directors. For the procedures of the Nominating Committee, see “—Nominating Committee Procedures” below.

Nominating Committee Procedures

General. It is the policy of the Nominating Committee to consider director candidates recommended by shareholders who appear qualified to serve on the Board of Directors. The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating Committee’s resources, the Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Shareholders. To submit a recommendation of a director candidate to the Nominating Committee, a shareholder should submit the following information in writing, addressed to Kathryn W. Ernstberger, Chairperson of the Nominating Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the shareholder making the recommendation, the name and address, as he or she appears on the Company’s books, of such shareholder; provided, however, that if the shareholder is not a registered holder of the Company’s common stock, the shareholder should submit his or her name and address, along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the Nominating Committee must receive the recommendation at least 120 calendar days before the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

Minimum Qualifications for Nominees. The Nominating Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First, a candidate must meet the age limitation requirements set forth in the Company’s Bylaws. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

The Nominating Committee will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its shareholders; independence; and any other factors the Nominating Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations. The Board will also consider the extent to which the candidate helps the Board of Directors reflect the diversity of the Company’s shareholders, employees, customers and communities. The Committee also may consider the current composition and size of the Board of Directors, the balance of management and independent directors and the need for audit committee expertise.

In addition, before nominating an existing director for re-election to the Board of Directors, the Nominating Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Process for Identifying and Evaluating Nominees. For purposes of identifying nominees for the Board of Directors, the Nominating Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of First Capital’s local communities. The Nominating Committee will also consider director candidates recommended by shareholders in accordance with the policy and procedures set forth above. The Nominating Committee has not used an independent search firm in identifying nominees.

In evaluating potential candidates, the Nominating Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating Committee will conduct a check of the individual’s background and interview the candidate.

Board and Committee Meetings

The business of First Capital and First Harrison is conducted through meetings and activities of their respective Boards of Directors and committees. During the fiscal year ended December 31, 2010, the Boards of Director of First Capital and First Harrison each held 12 meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and of the committees on which that director served.

Directors Attendance at Annual Meeting

The Board of Directors encourages directors to attend the Company’s annual meeting of shareholders. All directors attended the Company’s 2010 annual meeting of shareholders.

Code of Ethics and Business Conduct

First Capital has adopted a Code of Ethics and Business Conduct (the “Code”) that is designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct. The Code, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, the Code is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.

REPORT OF THE AUDIT COMMITTEE

The Company’s management is responsible for the Company’s internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting process.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of the

Company’s financial statements to accounting principles generally accepted in the United States of America. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of the Company’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the Securities and Exchange Commission. The Audit Committee has appointed, subject to shareholder ratification, the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

The Audit Committee of the Board of Directors

of First Capital, Inc.

William I. Orwick, Sr., Chairperson

Christopher L. Byrd

Carolyn E. Wallace

J. Gordon Pendleton

DIRECTORS’ COMPENSATION

The following table provides the compensation received by individuals who served as non-employee directors of the Company during the 2010 fiscal year. The table excludes perquisites, which did not exceed $10,000 in the aggregate for each director.

Name	Fees Earned or Paid in Cash	Change in Pension Value and Nonqualified Deferred Compensation Earnings (1)	All Other Compensation (2)	Total
James S. Burden (3)	$5,200	$—	$—	$5,200
John W. Buschemeyer	12,480	(1,069)	4,752	16,163
Christopher L. Byrd (4)	8,320	—	—	8,320
Kathryn W. Ernstberger	12,480	—	—	12,480
Dennis L. Huber	12,480	—	—	12,480
Pamela G. Kraft (4)	8,320	—	—	8,320
James E. Nett (3)	5,200	—	—	5,200
William I. Orwick, Sr. (5)	11,440	—	—	11,440
J. Gordon Pendleton	12,480	6,948	—	19,428
Kenneth R. Saulman	12,480	—	—	12,480
Mark D. Shireman	12,480	1,770	—	14,250
Michael L. Shireman	12,480	—	—	12,480
Gerald L. Uhl	12,480	3,935	—	16,415
Carolyn E. Wallace (5)	11,440	—	—	11,440

(1)	Only Messrs. Pendleton, Gerald Uhl, Mark Shireman and Buschemeyer maintain a deferred compensation agreement with First Harrison Bank.
(2)	Consists of a distribution under the Directors’ Deferred Compensation Plan.
(3)	Messrs. Burden and Nett retired as directors of the Company effective May 17, 2010.
(4)	Mr. Byrd and Ms. Kraft were elected as directors of the Company on May 17, 2010.
(5)	Mr. Orwick and Ms. Wallace were elected as directors of the Company on January 19, 2010.

Directors’ Fees

For the year ending December 31, 2011, members of First Harrison’s Board of Directors will receive $1,071 per Board meeting held. No separate fees will be paid for service on committees or on First Capital’s Board of Directors.

Directors’ Deferred Compensation Agreements

First Harrison Bank entered into Director Deferred Compensation Agreements with John W. Buschemeyer, J. Gordon Pendleton, Mark D. Shireman and Gerald L. Uhl effective April 1, 1992. The agreements allowed each director to defer a portion of his fees for a specified period of time. Deferrals have ceased under all of the agreements. Each director is entitled to the benefits provided under his agreement upon the earlier of: attainment of age 70, disability, early retirement or death. Benefits are payable in either a lump sum or in monthly installments over a 180 month period, based on each director’s election. Mr. Buschemeyer commenced payments under his deferred compensation agreement in 2008.

STOCK OWNERSHIP

First Capital does not know of any beneficial owners of more than 5% of the Company’s outstanding common stock. The following table provides information as of March 31, 2011 about the shares of First Capital common stock that may be considered to be beneficially owned by each director, each nominee for director, each named executive officer listed in the “Summary Compensation Table” and all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown and none of the named individuals has pledged his or her shares.

Name	Number of Shares Owned		Percent of Common Stock Outstanding (1)

John W. Buschemeyer	18,511	(2)	*
Christopher L. Byrd	337		*
Kathryn W. Ernstberger	550		*
Michael C. Frederick	3,530	(3)	*
William W. Harrod	12,622	(4)	*
Dennis L. Huber	4,753		*
Pamela G. Kraft	410		*
William I. Orwick, Sr.	1,000		*
J. Gordon Pendleton	23,987	(5)	*
Kenneth R. Saulman	12,364	(6)	*
Mark D. Shireman	47,387	(7)	1.70%
Michael L. Shireman	18,812	(8)	*
Gerald L. Uhl	38,778	(9)	1.39
Samuel E. Uhl	54,639	(10)	1.96
Carolyn E. Wallace	100		*

All directors and executive officers as a group (15 persons)	237,780		8.53%

*	Less than 1.0%.
(1)	Based on 2,787,271 shares of Company common stock outstanding and entitled to vote as of March 31, 2011.
(2)	Includes 6,116 shares held by the individual retirement account of Mr. Buschemeyer’s spouse.
(3)	Includes 2,398 shares allocated under the ESOP as to which Mr. Frederick exercises voting but not investment power.
(4)	Includes 2,946 shares allocated under the ESOP as to which Mr. Harrod exercises voting but not investment power.
(5)	Includes 3,850 shares owned by Mr. Pendleton’s spouse.
(6)	Includes 108 shares held indirectly for Mr. Saulman’s grandchildren.
(7)	Includes 4,580 shares owned by Mr. Mark Shireman’s spouse and 2,200 shares held by the individual retirement account of Mr. Mark Shireman’s spouse.
(8)	Includes 5,097 shares owned by Mr. Michael Shireman’s spouse and 2,465 shares held by the individual retirement account of Mr. Michael Shireman’s spouse.
(9)	Includes 12,887 shares owned by Mr. Gerald Uhl’s spouse, 4,570 shares held by the individual retirement account of Mr. Gerald Uhl’s spouse and 447 shares allocated to Mr. Gerald Uhl’s spouse under the ESOP as to which she exercises voting but not investment power.
(10)	Includes 220 shares owned by Mr. Samuel Uhl’s spouse and 3,956 shares allocated under the ESOP as to which Mr. Samuel Uhl exercises voting but not investment power.

ITEMS TO BE VOTED ON BY SHAREHOLDERS

Item 1 — Election of Directors

The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Three directors will be elected at the annual meeting to serve for a three-year term, or until their respective successors have been elected and qualified. The nominees are William W. Harrod, Dennis L. Huber and Gerald L. Uhl, each of whom are currently directors of the Company and the Bank. The Board of Directors has not renominated J. Gordon Pendleton for election as a director of the Company upon the expiration of his term at this year’s annual meeting of shareholders because he exceeds the director age limitation set forth in the Company’s bylaws. The Board of Directors has adopted a resolution decreasing the size of the Board from fourteen to thirteen directors effective upon the expiration of Mr. Pendleton’s term as director at the annual meeting. There are no family relationships among the directors except as follows: Samuel E. Uhl and Gerald L. Uhl are brothers and Mark D. Shireman and Michael L. Shireman are brothers.

The Board of Directors intends to vote the proxies solicited by it in favor of the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of William W. Harrod, Dennis L. Huber and Gerald L. Uhl.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated in each individual’s biography is as of December 31, 2010. The indicated period for service as a director includes service as a director of First Harrison.

Board Nominees for Terms Ending in 2014

William W. Harrod became the President and Chief Executive Officer of First Capital and Chief Operating Officer of First Harrison in January 2000. Mr. Harrod previously served as President and Chief Executive Officer of HCB Bancorp, Inc. and Harrison County Bank. Mr. Harrod is a former director of HCB Bancorp, Inc. Age 54. Director since 2000.

Mr. Harrod’s extensive experience in the local banking industry and involvement in business and civic organizations in the communities in which the Bank serves affords the Board valuable insight regarding the business and operations of the Company and Bank. In addition, Mr. Harrod’s knowledge of all aspects of the Company’s and Bank’s business and history, combined with his success and strategic vision, position him well to continue to serve as President and Chief Executive Officer of the Company.

Dennis L. Huber is retired. He is the former President and Publisher of O’Bannon Publishing Co., Inc. in Corydon, Indiana. Age 71. Director since 1997.

Mr. Huber’s history as president of a local business provides the Board with experience in the local community outside of the financial services industry.

Gerald L. Uhl is the Business Manager and Controller for Jacobi Sales, Inc., a farm implement dealership in Palmyra, Indiana. Age 70. Director since 1973.

Mr. Uhl offers the Board of Directors substantial small company management experience, specifically within the region in which the Bank conducts its business, and provides the Board with valuable insight regarding the local business and consumer environment. In addition, Mr. Uhl offers the Board significant business experience from a setting outside of the financial services industry.

Directors Continuing in Office with Terms Ending in 2012

John W. Buschemeyer was the President and majority owner of Hurst Lumber Co. in Corydon, Indiana, until his retirement in 2003. Age 71. Director since 1973.

Mr. Buschemeyer’s strong ties to the community, through his former family business and involvement in civic and educational organizations, provides the Board with valuable insight regarding the local business environment as well as opportunities to continue to serve the local community.

Kenneth R. Saulman was employed as a right-of-way supervisor for Clark County REMC, an electrical service company in Sellersburg, Indiana, until his retirement in 2008. Age 68. Director since 1997.

Mr. Saulman’s experience as a past elected official in the Bank’s local community, as well as his prior service with a rural electric cooperative, provides the Board with an understanding of issues related to growth in the local community and opportunities for growth in surrounding counties.

Kathryn W. Ernstberger is a professor of business administration at Indiana University Southeast in New Albany, Indiana. Age 47. Director since 2003.

Ms. Ernstberger’s expertise provides the Board of Directors with quantitative business analysis skills, specifically in the areas of statistics and mathematical modeling.

William I. Orwick, Sr. has been a partner in the accounting firm of Rodefer Moss & Co., PLLC in New Albany, Indiana since September 2009. Mr. Orwick was previously a partner in the accounting firm of Melhiser Endres Tucker CPAs PC prior such firm’s acquisition by Rodefer Moss & Co., PLLC in September 2009. Age 54. Director since 2010.

As a partner in a certified public accounting firm, Mr. Orwick provides the Board of Directors with significant experience regarding accounting and compliance matters. Mr. Orwick’s experience also offers the Board of Directors substantial small and local company operations and management experience, specifically within the region in which the Bank conducts its business, and provides the Board with valuable insight regarding the local business and consumer environment. In addition, Mr. Orwick offers the board significant business experience individually and from his network of professionals and organizations both familiar with matters outside and inside of the financial services industry.

Carolyn E. Wallace is the Director of Business Operations for the South Harrison Community School Corporation in Corydon, Indiana. Age 41. Director since 2010.

Ms. Wallace’s training as a certified public accountant and accounting background provide the Board with experience regarding accounting and financial matters.

Directors Continuing in Office with Terms Ending in 2013

Samuel E. Uhl is the President and Chief Executive Officer of First Harrison and Chief Operating Officer of First Capital. Mr. Uhl has served as President of First Harrison since 1996. Upon completion of the merger of First Federal and Harrison County Bank, Mr. Uhl added the title of Chief Executive Officer of First Harrison. Age 65. Director since 1995.

Mr. Uhl’s extensive experience in the local banking industry and involvement in business and civic organizations in the communities in which the Bank serves affords the Board valuable insight regarding the business and operations of the Company and Bank. In addition, Mr. Uhl’s knowledge of all aspects of the Company’s and Bank’s business and history, combined with his success and strategic vision, position him well to continue to serve as the President and Chief Executive Officer of the Bank.

Mark D. Shireman is the President of James L. Shireman, Inc. in Corydon, Indiana. Age 59. Director since 1989.

Mr. Shireman’s substantial small company management experience, specifically within the region in which the Bank conducts its business, provides the Board of Directors with valuable insight regarding the local business and consumer environment. In addition, Mr. Shireman offers the Board significant business experience from a setting outside of the financial services industry through his involvement in business and civic organizations in the communities in which the Bank serves.

Michael L. Shireman is the President of Uhl Truck Sales, Inc., a medium and heavy truck dealer in Louisville, Kentucky and Palmyra, Indiana. Mr. Shireman is a former director of HCB Bancorp, Inc. Age 62. Director since 2000.

Mr. Shireman’s background offers the Board of Directors significant small company management experience, specifically within the community in which the Bank conducts its business, and provides the Board with valuable insight regarding the local business and consumer environment. In addition, Mr. Shireman offers the Board significant business experience from a setting outside of the financial services industry.

Pamela G. Kraft is the Treasurer and Director of Membership Services of the Funeral Consumer Guardian Society in New Albany, Indiana. Age 51.

Ms. Kraft’s involvement with the Funeral Consumer Guardian Society has allowed her to develop strong ties to the community and has provided the Board with valuable insight regarding the local business environment.

Christopher L. Byrd is the manager and owner of Hoosier Hollywood Development, LLC (d/b/a Corydon Cinemas) in Corydon, Indiana. Age 42.

Mr. Byrd’s background offers the Board of Directors significant small company management experience, specifically within the community in which the Bank conducts its business, and provides the Board with valuable insight regarding the local business and consumer environment. In addition, Mr. Byrd offers the Board significant business experience from a setting outside of the financial services industry.

Item 2 — Ratification of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Monroe Shine & Co., Inc. to be the Company’s independent registered public accounting firm for the 2011 fiscal year, subject to ratification by shareholders. A representative of Monroe Shine & Co., Inc. is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the votes cast by shareholders at the annual meeting, the Audit Committee of the Board of Directors will consider other independent registered public accounting firms.

The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of Monroe Shine & Co., Inc. as the Company’s independent registered public accounting firm.

Audit Fees. The following table sets forth the fees that Monroe Shine & Co., Inc. billed to the Company for the fiscal years ended December 31, 2010 and 2009.

	2010	2009
Audit Fees (1)	$96,390	$93,035
Audit-Related Fees (2)	26,025	55,040
Tax Fees (3)	16,590	19,270
All Other Fees	—	—

(1)	Includes fees billed for the audit of consolidated financial statements, including review of interim financial information contained in Quarterly Reports on Form 10-Q and other regulatory reports.
(2)	Includes fees billed for attestation and related services traditionally performed by the auditor, including attestation services not required by statute or regulation, consultation concerning financial accounting and reporting standards.
(3)	Includes fees billed for tax compliance services, including preparation of federal and state income tax returns, preparation of property tax returns, and tax payment and planning advice.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm. The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process ensures that the firm does not provide any non-audit services to the Company that are prohibited by law or regulation.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for the principal executive officer of the Company and the next two most highly compensated executive officers of the Company whose total compensation for the year ended December 31, 2010 exceeded $100,000.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Option Awards ($)		All Other Compensation ($)(2)	Total ($)

William W. Harrod President and Chief Executive Officer	2010 2009	$164,524 162,301	$13,374 —	$	— —	$21,770 23,057	$199,668 185,358

Samuel E. Uhl Chief Operating Officer	2010 2009	164,525 162,301	13,035 —		— —	22,511 23,804	200,071 186,105

Michael C. Frederick Chief Financial Officer	2010 2009	96,351 93,640	8,775 3,697		— —	15,689 15,077	120,815 115,966

(1)	Includes directors’ fees of $12,480 for each of Messrs. Harrod and Uhl for fiscal 2010.
(2)	Details of the amounts reported in the “All Other Compensation” column for 2010 are provided in the table below:

	Mr. Harrod	Mr. Uhl	Mr. Frederick
Employer contributions to 401(k) Plan	$9,968	$10,735	$3,854
Health insurance	10,410	10,410	10,602
Disability insurance	840	860	798
Life insurance	313	268	196
Dental insurance	239	239	239

Employment Agreements

First Harrison and First Capital maintain employment agreements with William W. Harrod, Samuel E. Uhl and Michael C. Frederick. The employment agreements provided for an initial three-year term which may be extended annually for an additional year so that the term remains fixed at three years, unless an executive elects not to extend his agreement. Currently, the employment agreements with Messrs. Harrod and Frederick will expire on January 12, 2014 and the employment agreement with Mr. Uhl will expire on January 12, 2013. The employment agreements provide that each executive’s base salary will be reviewed annually. The current base salary under the employment agreements for Messrs. Harrod, Uhl and Frederick (each an “executive”) is $164,524, $164,525 and $96,351, respectively. In addition to base salary, the employment agreements provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to executive personnel. The employment agreements provide for termination for cause, as defined in the employment agreements, at any time. If an executive is terminated for reasons other than for cause, or if an executive voluntarily terminates his employment after specified circumstances that would constitute constructive termination (as set forth in the agreements), the executive (or, if the executive dies, his beneficiary), would be entitled to receive severance payments and benefits. See “Executive Compensation - Potential Post-Termination Benefits” for a discussion of the termination benefits for Messrs. Harrod, Uhl and Frederick. In addition, upon executive’s termination of employment for reasons other than cause or a change in control, executive must adhere to a one-year non-competition agreement.

First Capital guarantees the payments to executives under the employment agreement if they are not paid by First Harrison. All reasonable costs and legal fees incurred by the executive under any dispute or question of interpretation relating to the employment agreements will be paid by First Capital, if the executive is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that executive will be indemnified to the fullest extent legally allowable for all expenses and liabilities he may incur in connection with any suit or proceeding in which he may be involved by reason of his having been a director or officer of First Harrison or First Capital.

Potential Post-Termination Benefits

Employment Agreements. Under the terms of the employment agreements with Messrs. Harrod, Uhl and Frederick, the executives may be terminated for cause, as defined in the employment agreements, at any time. If an executive is terminated for cause, he will receive only his base salary earned as of the effective date of his termination.

If an executive is terminated for reasons other than for cause, or if an executive voluntarily terminates his employment after specified circumstances that would constitute constructive termination (as set forth in the agreements), the executive (or, if the executive dies, his beneficiary), would be entitled to receive an amount equal to the payments that executive would have received during the remaining term of his employment agreement, including base salary, bonuses and other cash or deferred compensation paid or to be paid to the executive and contributions that would have been made on the executive’s behalf to any employee benefit plans of First Harrison during the remaining term of the employment agreement. First Harrison would also continue to pay for the executive’s life, medical, dental and disability coverage for the remaining term of the employment agreement. Severance payments are made within 30 days of an executive’s termination date.

If a named executive terminates his employment due to a “disability” (as defined in the employment agreement) during the term of his employment agreement, First Harrison will pay the executive, as disability pay, a bi-weekly payment equal to three-quarters of the executive’s bi-weekly rate of salary on the date of his termination. Executive will also continue to receive life, medical, dental and disability coverage until the earlier of: executive’s attainment of age 65, executive’s death, the expiration of the term of the employment agreement or executive’s return to full-time employment.

Upon a change in control (as defined in the agreement) followed by an executive’s termination of employment, the executive is entitled to a lump sum cash payment equal to 2.99 times the executive’s average annual compensation during the five-year period preceding the effective date of the change in control (the “base amount”). In addition to cash payments, Messrs. Harrod, Uhl and Frederick would also be entitled to continued insurance coverage for 36 months following termination of employment. However, in accordance with the terms of the employment agreements, the total value of the benefits provided and payments made to an executive in connection with a change in control may not exceed three times an executive’s average annual compensation during the five-year period preceding a change in control.

ESOP. If there is a change in control (as defined in the ESOP) of the Company, the ESOP will terminate as of the effective date of the change in control and the plan trustee will repay in full any outstanding acquisition loan. After repayment of the acquisition loan, all remaining shares of First Capital stock held in the loan suspense account, all other stock or securities, and any cash proceeds from the sale or other disposition of any shares of First Capital stock held in the loan suspense account will be allocated among the accounts of all participants in the plan who were employed by First Capital or First Harrison on the date immediately preceding the effective date of the change in control. The allocations of shares or cash proceeds will be credited to each eligible participant in proportion to the opening balances in their accounts as of the first day of the valuation period in which the change in control occurred.

OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers, directors and greater than 10% beneficial owners has complied with applicable reporting requirements for transactions in First Capital common stock during the fiscal year ended December 31, 2010, except for late Form 4s filed by: (i) William W. Harrod with respect to the exercise of stock options in February 2010; (ii) Pamela G. Kraft with respect to the acquisition of shares of Company common stock in November 2010; and (iii) William I. Orwick, Sr. with respect to the acquisition of shares of Company common stock in September 2010.

Transactions with Related Persons

The Sarbanes-Oxley Act of 2002 generally prohibits First Capital from extending loans to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from this prohibition for loans by First Harrison to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. First Harrison, therefore, is prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit First Harrison to make loans to its executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee. Currently, the Bank does not have such a program.

The Company does not have a comprehensive written policy for the review, approval or ratification of certain transactions with related persons. However, in accordance with banking regulations, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceeds the greater of $25,000 or 5% of First Capital’s capital and surplus (up to a maximum of $500,000) and such loans are approved in advance by a majority of the disinterested members of the Board of Directors. Additionally, as required by the Company’s Code of Ethics and Business Conduct, all executive officers and directors of the Company must disclose any existing or emerging conflicts of interest to the Company’s President and Chief Executive Officer. Such potential conflicts of interest include, but are not limited to: (i) the Company conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest and (ii) the ownership of more than 5% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with the Company.

Director Gerald L. Uhl is a shareholder in Jacobi Sales, Inc. (“JSI”), a farm implement dealership that contracts with First Harrison to provide sales financing to customers of JSI. First Harrison does not grant preferential credit under this arrangement. During the fiscal year ended December 31, 2010, First Harrison granted approximately $753,000 of credit to JSI customers and such loans had an aggregate outstanding balance of $608,000 at December 31, 2010. At December 31, 2010, four loans, with an aggregate outstanding balance of $67,000, were delinquent 30 days or more.

There are no other transactions or series of similar transactions between us and any of our directors or executive officers in which the amount involved exceeds $120,000 since the beginning of our last fiscal year, or which are currently proposed.

SUBMISSION OF BUSINESS PROPOSALS

AND SHAREHOLDER NOMINATIONS

Proposals that shareholders seek to have included in the proxy statement for the Company’s next annual meeting must be received by the Company no later than December 4, 2011. If next year’s annual meeting is held on a date more than 30 days from May 18, 2012, a shareholder proposal must be received within a reasonable time before the Company begins to print and mail its proxy solicitation materials for such annual meeting. Any such proposals will be subject to the requirements of the proxy rules adopted by the Securities Exchange Commission.

The Company’s Bylaws provide that, in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nominations and/or proposals to the Corporate Secretary not less than 90 nor more than 120 days before the date of the annual meeting; provided that if less than 100 days’ notice of the annual meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to shareholders. A copy of the Bylaws may be obtained from the Company.

SHAREHOLDER COMMUNICATIONS

The Company encourages shareholders to communicate with the Board of Directors and/or individual directors. Shareholders who wish to communicate with the Board of Directors or an individual director should do so in writing to William W. Harrod, President and Chief Executive Officer of First Capital, Inc., 220 Federal Drive, N.W., Corydon, Indiana 47112. Communications regarding financial or accounting policies may be made in writing to the Chairperson of the Audit Committee, William I. Orwick, Sr., at the same address. All other communications should be sent in writing to the attention of the Chairperson of the Nominating Committee, Kathryn W. Ernstberger, also at the same address.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses they incur in sending proxy materials to the beneficial owners of First Capital common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

A notice of internet availability regarding this proxy statement and the Company’s Annual Report on Form 10-K has been mailed to persons who were shareholders as of the close of business on March 31, 2011. Any shareholder who would like to receive a paper copy of the proxy statement or Form 10-K may obtain a copy by writing to the Corporate Secretary of the Company. The Form 10-K is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning a proxy card.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Joel E. Voyles

Joel E. Voyles
Corporate Secretary

Corydon, Indiana

April 7, 2011

REVOCABLE PROXY

FIRST CAPITAL, INC.

ANNUAL MEETING OF SHAREHOLDERS May 18, 2011 12:00 Noon, Local Time

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 18, 2011

The Proxy Statement for the 2011 Annual Meeting of Shareholders is available at http://cfpproxy.com/4684. Also available on this website is the Company’s 2010 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, including the Company’s audited consolidated financial statements.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints J. Gordon Pendleton and Samuel E. Uhl, each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of First Capital, Inc. (“First Capital”) owned of record by the undersigned at the Annual Meeting of Shareholders, to be held on May 18, 2011, at 12:00 noon, local time, at 220 Federal Drive, N.W., Corydon, Indiana, and at any and all adjournments and postponements of the meeting, as designated below with respect to the matters set forth below and described in the Proxy Statement for the 2011 Annual Meeting of Shareholders and, in their discretion, for the election of a person to the Board of Directors if any nominee named below becomes unable to serve or for good cause will not serve and with respect to any other business that may properly come before the meeting. Any prior proxies or voting instructions are hereby revoked.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR VOTING INSTRUCTIONS VIA

THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

FIRST CAPITAL, INC. — ANNUAL MEETING, MAY 18, 2011

YOUR VOTE IS IMPORTANT!

Annual Meeting Materials are available on-line at: http://www.cfpproxy.com/4684 You can vote in one of three ways:

1. Call toll free 1-866-361-3806 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2. Via the Internet at https://www.proxyvotenow.com/fcap and follow the instructions.

or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

4684

REVOCABLE PROXY

PLEASE MARK VOTES FIRST CAPITAL, INC. Annual Meeting of Shareholders

X AS IN THIS EXAMPLE May 18, 2011

With- For All For Against Abstain

For hold Except

1. The election as directors of all nominees listed 2. The ratification of the appointment of Monroe Shine &

(except as marked to the contrary below). Co., Inc. as the independent registered public accounting firm for First Capital for the fiscal year ending December 31, 2011.

Nominees: THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

(01) William W. Harrod (02) Dennis L. Huber EACH OF THE LISTED NOMINEES AND PROPOSALS.

(03) Gerald L. Uhl

If properly signed and dated, this revocable proxy will be voted as directed, but if

INSTRUCTION: To withhold authority to vote for any nominee(s), mark no instructions are specified, this proxy will be voted “FOR” each of the proposals

“For All Except” and write that nominee(s’) name(s) or number(s) in the listed only if properly signed and dated. If any other business is presented at the space provided below. Annual Meeting, including whether or not to adjourn the Annual Meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of

Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote (1) with respect to the election of any person as Director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting.

The above signed acknowledges receipt from First Capital, before the execution of this proxy, of a Notice of Internet Availability of Proxy Materials and that the above signed has reviewed First Capital’s Proxy Statement for the Annual Meeting of

Shareholders and Annual Report on Form 10-K.

Please sign exactly as your name appears on this card. When signing as attorney,

executor, administrator, trustee or guardian, please give your full title. If shares are

Please be sure to date and sign Date held jointly, each holder may sign but only one signature is required.

this proxy card in the box below.

Sign above Co-holder (if any) sign above

IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:

1. By Mail; or

2. By Telephone (using a Touch-Tone Phone); or

3. By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the above proxy card. Please note telephone and Internet votes must be cast before 3:00 a.m. EDT, May 18, 2011. It is not necessary to return the above proxy card if you vote by telephone or Internet.

Vote by Telephone

Call Toll-Free on a Touch-Tone Phone anytime prior to 3:00 a.m. EDT, May 18, 2011:

1-866-361-3806

Vote by Internet

anytime prior to

3:00 a.m. EDT, May 18, 2011:

https://www.proxyvotenow.com/fcap

Please note that the last valid vote received, whether by telephone, Internet or by mail, will be the vote counted.

ON-LINE ANNUAL MEETING MATERIALS: http://www.cfpproxy.com/4684

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY CARD IN THE ENVELOPE PROVIDED.

Your vote is important!

[FIRST CAPITAL, INC. LETTERHEAD]

Dear ESOP Participant:

As a participant in the First Harrison Bank Employee Stock Ownership Plan (the “ESOP”) you are entitled to direct the trustees of the ESOP how to vote the shares of First Capital, Inc. (the “Company”) common stock allocated to your ESOP account. On behalf of the Board of Directors of the Company, I am forwarding you the enclosed vote authorization form for the purpose of providing the ESOP trustees with voting instructions for the proposals to be presented at the Annual Meeting of Shareholders of First Capital, Inc. which will be held on May 18, 2011. The ESOP trustees are William W. Harrod, Samuel E. Uhl and Michael C. Frederick. Also enclosed with this letter, is a Notice and Proxy Statement for the Annual Meeting of Shareholders and a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

The ESOP trustees will vote the shares of Company common stock allocated to your ESOP account as you direct; provided that the ESOP trustees receive your instructions by May 11, 2011. The ESOP trustees, subject to their fiduciary duties, will vote any allocated shares of Company common stock for which you fail to provide timely instructions in a manner calculated to most accurately reflect the timely instructions received from other ESOP participants regarding the shares of Company common stock allocated to their accounts.

In order to direct the voting of the shares of Company common stock allocated to your ESOP account, please complete, sign and date the enclosed vote authorization form and return it in the enclosed postage-paid envelope no later than May 11, 2011. Your voting instructions will be tabulated by the Company’s outside legal counsel and will not be revealed, directly or indirectly, to any employee or director of the Company or First Harrison Bank.

Sincerely,

/s/ William W. Harrod

William W. Harrod
President and Chief Executive Officer

VOTE AUTHORIZATION FORM

FIRST CAPITAL, INC.

ANNUAL MEETING OF SHAREHOLDERS

May 18, 2011

12:00 Noon, Local Time

I understand that William W. Harrod, Samuel E. Uhl and Michael C. Frederick, serving as the trustees of the First Harrison Bank Employee Stock Ownership Plan (“ESOP”), are the holders of record and custodian of all shares of First Capital, Inc. (the “Company”) common stock allocated to me under the ESOP. Further, I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Shareholders to be held on May 18, 2011.

Accordingly, please vote my shares as follows:

1.	The election as directors of all nominees listed (except as marked to the contrary below).

William W. Harrod, Dennis L. Huber and Gerald L. Uhl

FOR	VOTE WITHHELD	FOR ALL EXCEPT

☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name in the space provided below.

2.	The ratification of the appointment of Monroe Shine & Co., Inc. as the independent registered public accounting firm for First Capital for the fiscal year ending December 31, 2011.

FOR	AGAINST	ABSTAIN

☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED

PROPOSALS.

The ESOP Trustees are hereby authorized to vote all shares allocated to my ESOP account as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed envelope no later than May 11, 2011.